CONCENTRATIONS OF RISK	12 Months Ended
Dec. 31, 2025
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE－17 CONCENTRATIONS OF RISK

(a)	Concentrations

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of contracts receivable. The Company conducts credit evaluations of its clients, and generally does not require collateral or other security from them. The Company evaluates its collection experience and long outstanding balances to determine the need for an allowance for expected credit losses. The Company conducts periodic reviews of the financial condition and payment practices of its clients to minimize collection risk on accounts receivable.

The following table sets forth a summary of single customers that represent 10% or more of the Company’s total revenue:

	Financial Years ended December 31,
	2025	2024	2023
	$’000	$’000	$’000
Amount of the Company’s revenue
Customer A	3,935	*	-
Customer B	3,550	*	1,060
Customer C	3,163	*	2,413
Customer D	1,323	*	-
Customer E	-	4,857	*
Customer F	-	*	2,625
Customer G	-	*	1,714

*	Represents percentages less than 10%

The following table sets forth a summary of single customers that represent 10% or more of the Company’s total gross accounts receivable:

	Financial Years ended December 31,
	2025	2024
	$’000	$’000
Amount of the Company’s accounts receivables
Customer A	1,230	-
Customer B	340	-
Customer C	290	-
Customer D	*	1,387

*	Represents percentages less than 10%

The following table sets forth a summary of suppliers that represent 10% or more of the Company’s total purchases:

	Financial Years ended December 31,
	2025	2024	2023
	$’000	$’000	$’000
Amount of the Company’s purchases:
Supplier A	934	682	584

*	Represents percentages less than 10%

The following table sets forth a summary of single suppliers that represent 10% or more of the Company’s total payable:

	Financial Years ended December 31,
	2025	2024
	$’000	$’000
Amount of the Company’s accounts payables
Supplier A	367	303
Supplier B	503	-
Supplier C	260	-
Supplier D	*	62

*	Represents percentages less than 10%

(b)	Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. From April 1, 2024 onwards, the Singapore Deposit Protection Board pays compensation up to a limit of S$100,000 (approximately US$74,360) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2025, bank and cash balance approximately $0.8 million were maintained at financial institutions in Singapore, of which approximately $0.7 million was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts receivable, the Company determines, on a continuing basis, the probable losses and sets up the expected credit loss based on the estimated realizable value.

The Company has adopted a policy of only dealing with creditworthy counterparties. The Company performs ongoing credit evaluations of its counterparties’ financial condition and generally does not require collateral. The Company also considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Company has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 90 days, default of interest due for more than 365 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Company has developed and maintained its credit risk grading to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Company’s own trading records to rate its major customers and other debtors. The Company considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations
●	Internal credit rating
●	External credit rating and when necessary

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

As of December 31, 2025 and 2024, there was no outstanding from a single customer whose account receivable balances of total consolidated amounts.

(c)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. The Company manages interest rate risk by varying the issuance and maturity dates variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of December 31, 2025 and 2024, the borrowings were at fixed interest rates.

(d)	Economic and political risk

The Company’s all operations are conducted in Singapore. Accordingly, the political, economic, and legal environments in Singapore, as well as the general state of Singapore’s economy influence the Company’s business, financial condition, and results of operations.

(e)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady. Therefore, there is a possibility that the Company could post the same amount of profit for two (2) comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of S$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(f)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

Potential impact to the Company’s results of operations for 2026 will also depend on economic impact due to the pandemic and if any future resurgence of the virus globally, which are beyond the Company’s control. There is no guarantee that the Company’s revenues will grow or remain at a similar level year over year in 2026.

The Company manages its capital to ensure that the Company is able to continue as a going concern and maintain an optimal capital structure so as to maximize shareholder’s value. Historically, the Company has met its working capital and other liquidity requirements primarily through a combination of cash generated from its operations and loans from banking facilities. Going forward, it expects to fund its working capital and other liquidity requirements from various sources, including but not limited to cash generated from operations, loans from banking facilities, the net proceeds from equity and debt financings as and when appropriate.

In addition, the related parties disclosed in note 14 to the consolidated financial statements, undertake that they will not demand the repayment of the amounts due from the Company amounting to approximately $7.0 million until the Company’s resources permit.